Exhibit 99.1

Trulieve Announces Filing of Amended Federal Tax Returns

Claiming $143 Million Refund

Tallahassee, Fla. – October 13, 2023 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the United States, today announced the filing of amended federal tax returns with refund claims for several of the Company’s business entities for the years 2019, 2020, and 2021. In total, the Company is claiming a refund of $143 million from taxes paid which the Company believes it does not owe, although there is no guarantee of receipt. This determination is supported by legal interpretations that challenge the Company’s tax liability under Section 280E of the Internal Revenue Code.

Forward-Looking Statements

This news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s expectations or forecasts other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s beliefs regarding taxes it does not owe and its entitlement to the refund. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, our Form 10-Q for the quarter ended June 30, 2023 and in our periodic reports subsequently filed with the United Sates Securities and Exchange Commission and in the Company’s filings on SEDAR at www.sedar.com. There can be no assurance that any forward-looking information and statements herein will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve

Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

Facebook: @Trulieve

Instagram: @Trulieve

Twitter: @Trulieve

Investor Contact

Christine Hersey, Vice President of Investor Relations

+1 (424) 202-0210

Christine.Hersey@Trulieve.com

Media Contact

Phil Buck, Corporate Communications Manager

+1 (406) 370-6226

Philip.Buck@Trulieve.com